UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Commission File Number: 000-56142

OBITX, INC.
(Exact name of registrant as specified in charter)
DELAWARE	82-1091922
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3027 US HIGHWAY 17, FLEMING ISLAND, FL	32003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	321-802-2474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “OBITX,”, “we” and “our” refer to OBITX, Inc. unless the context requires otherwise

Item 2.01 Completion of Acquisition or Disposition of Assets.

This amended Form 8-K/A amends the announcement of the entering into an Asset Purchase Agreement on May 11, 2020. Instead, on May 12, 2020 OBITX entered into an Software Sale Agreement where by it sold its 420Cloud Integrated Social Media Platform to First Bitcoin Capital Corp. All other terms remain the same. OBITX is to receive payment in the transfer of $500,000 in BIT tokens and a $1,400,000 convertible promissory note due in 24 months.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Software Sale Agreement, dated May 12, 2020, by and between FIRST BITCOIN CAPITAL CORP and OBITX, INC.
10.2*	Convertible Promissory Note.
10.3*	Bill of Sale, Assignment and Assumption Agreement.

* Filed on May 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBITX, INC.

Date: May 19, 2020

By: /s/ Michael Hawkins

Michael Hawkins,

Chief Executive Officer

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